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                                                                EXHIBIT 10.32



                              ROUGE STEEL COMPANY
                              STOCK INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JULY 30, 1997)


         WHEREAS, Rouge Steel Company, a Delaware corporation, adopted the Rouge Steel Company Stock Incentive Plan (the "Plan") to align the interests of certain officers and employees of Rouge Steel Company with those of shareholders by rewarding long-term growth and profitability of the Company; and

         WHEREAS, the Plan was last amended and restated by Resolution of its Board of Directors, effective March 6, 1997, except as otherwise provided therein; and

         WHEREAS, effective July 30, 1997, Rouge Steel Company will reorganize and pursuant to the reorganization, Rouge Steel Company will become the wholly owned subsidiary of Rouge Industries, Inc. (the "Reorganization"); and

         WHEREAS, the common stock of Rouge Steel Company is to be exchanged on an equal basis for the common stock of Rouge Industries, Inc. on the effective date of the Reorganization; and

         WHEREAS, Rouge Industries, Inc., pursuant to the Reorganization assumes sponsorship of the Plan and desires to amend and restate the Plan to reflect the Reorganization.

         NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended and restated, effective July 30, 1997, except as otherwise expressly provided therein, in its entirety as follows:

SECTION 1.           PURPOSE.

         The purpose of this Stock Incentive Plan is to align the interests of certain officers and employees of Rouge Steel Company with those of shareholders of the Company by rewarding long-term growth and profitability of the Company. Accordingly, certain officers and employees may be granted Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Share Awards. Ownership of stock assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company's financial success through the achievement of corporate goals.

SECTION 2.           DEFINITIONS.

         A. "Agreement" shall mean a written agreement, in a form approved by the Committee, which sets forth the terms and conditions of an Award. Agreements shall be subject to the express terms and conditions set forth herein, and to such other terms and conditions not

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                     inconsistent with the Plan as the Committee shall deem
                     appropriate.

         B.          "Award" shall mean an Option (which may be designed as a
                      Nonqualified Stock Option or an Incentive Stock Option), a Stock Appreciation Right (which may be designated as a Freestanding SAR or Tandem SAR), a Restricted Stock Award or a Performance Share Award, in each case granted under this Plan. Each Award shall be evidenced by an Agreement.

         C.          "Beneficiary" shall mean (i) any transferee of an
                      Employee's right, interests, Options or SARs, subject to
                      Section 13B of the Plan or (ii) the person, persons, trust or trusts designated by an Employee, or if no designation has been made, the person, persons, trust or trusts entitled by will, any trust agreement or the laws of descent and distribution, to receive the benefits specified under this Plan in the event of an Employee's death, and, if necessary, for purposes of exercise of any Option or SAR, the term shall include the Employee's executor, administrator or personal representative.

         D.          "Board" shall mean the Board of Directors of the Company.

         E.          "Code" shall mean the Internal Revenue Code of 1986, as
                      amended.

         F.          "Committee" shall mean the Compensation Committee of the
                      Board. All Directors serving on the Committee at any given time shall be (i) "Non-Employee Directors" as that term is used in Rule 16b-3 of the Securities and Exchange Commission, and (ii) "outside directors" as that term is used in Section 162(m) of the Code (except to the extent not necessary for Section 162(m) Relief or Section 162(m) Relief is not sought). The number of Directors serving on the Committee at any given time shall be no less than the number then required by Rule 16b-3 and by Section 162(m) (except to such extent not necessary for Section 162(m) Relief or Section 162(m) Relief is not sought).

         G.          "Common Stock" shall mean shares of $0.01 par value Class A
                      Common Stock of the Company, subject to adjustment pursuant to Section 11.

         H.          "Company" shall mean (i) prior to 11:59 p.m., July 30,
                      1997, Rouge Steel Company, a Delaware corporation, and
                      (ii) on and after 11:59 p.m., July 30, 1997, Rouge Industries, Inc, a Delaware corporation.


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         I.          "Disabled" or "Disability" shall mean eligible to receive a benefit under the Long-Term Disability Plan of Rouge Steel
                      Company.

         J.          "Employee" shall mean an Employee of Rouge Steel Company,
                      whether or not an officer thereof, and shall include any such Employee who is also a director of Rouge Steel Company.

         K.          "Exchange Act" shall mean the Securities Exchange Act of
                      1934, as amended.

         L.          "Exercise Price" shall mean, with respect to each share of
                      Common Stock subject to an option, the price fixed by the Committee at which such share may be purchased from the Company pursuant to the exercise of such Option, which price may not be less than 100% of the Fair Market Value of such share on the date the Option is granted.

         M.          "Fair Market Value" shall mean the closing price of the
                      Common Stock on the New York Stock Exchange as reported on the Composite Tape, or if it is not listed on the New York Stock Exchange, the closing price on the exchange on which the Common Stock is then listed, or if not listed on any exchange, the closing price reported on the NASDAQ National market System over-the-counter market; if, however, there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported, on the last preceding date on which there was trading shall instead be used to determine Fair Market Value. If Fair Market Value for any date in question cannot be determined as hereinabove provided, Fair Market Value shall be determined by the Committee by whatever method or means the members, in the good faith exercise of their discretion, at that time shall deem appropriate.

         N.          "Freestanding SAR" shall mean a right, granted pursuant to this Plan without reference or relationship to any Option, of a holder to receive cash, shares of Common Stock, or a combination thereof, as the case may be, having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of such SAR over the Fair Market Value of one such share on the date of grant of such SAR.

         O.          "Incentive Stock Option" or "ISO" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is intended by the Committee to constitute an ISO. Any ISO granted hereunder must be granted within ten



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                     years from the date the Plan becomes effective and the
                     aggregate Fair Market Value (determined at the time of grant of any ISO) of the Common Stock for which ISOs are granted under the Plan which are exercisable by an Employee for the first time during any calendar year may not exceed $100,000. If for any reason an Option (or any portion thereof) intended by the Committee to be an ISO nevertheless does not so qualify as an ISO under the Code, either at the time of grant or subsequently, such failure to qualify shall not invalidate the Option (or any portion thereof) and instead the nonqualified portion (or, if necessary, the entire Option) shall be deemed to have been granted as a Nonqualified Stock Option irrespective of the manner in which it is designated in the Option Agreement.

         P.          "Legal Representative" shall mean the guardian or legal
                      representative of the Employee who, upon the Disability or incapacity of an Employee, shall have acquired on behalf of the Employee, by legal proceeding or otherwise, the right to exercise the Employee's rights and receive his or her benefits under the Plan.

         Q.          "Nonqualified Stock Option" or "NQSO" shall mean an Option that is not an ISO.

         R.          "Option" shall mean the right, granted pursuant to this
                      Plan, of a holder to purchase shares of Common Stock at a price and upon terms to be specified by the Committee. The term shall include a Nonqualified Stock Option or an Incentive Stock Option.

         S.          "Performance Measures" shall mean, with respect to each
                      Performance Share Award or any Restricted Stock Award, the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period or Restriction Period, as the case may be: (i) for any Performance Share Award, the conditions established upon the holder's receipt of the Award; or (ii) for any Restricted Stock Award, the lapse of restrictions with respect to the Award. Such criteria and objectives may include, but shall not be limited to, earnings per share, total return on Common Stock, and Company return on equity compared to a peer group's return on equity. To the extent Section 162(m) Relief is sought, the Committee shall take into account the provisions of Section 162(m) of the Code with respect to the timing of the establishment of the Performance Measures. The Performance Measures pertinent to any Performance Share Award or Restricted Stock Award shall be established at the time of such Award and set forth


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                     in the applicable Agreement, but may be revised by the
                     Committee thereafter if and whenever its members determine that, in light of events occurring or circumstances arising after the date of such Award, such revision is necessary or appropriate to afford the recipient benefits substantially similar to those originally intended with respect to such Award; provided that, to the extent
                     Section 162(m) Relief is sought, the Committee shall take in to account the requirements of Section 162(m) of the Code in making any such revision. Anything herein to the contrary notwithstanding, to the extent Section 162(m) Relief is sought, (i) the Committee shall provide that no compensation shall be payable under the Plan in connection with a Performance Measure (or the satisfaction or attainment thereof) unless the applicable Performance Measure has been disclosed to and approved by the shareholders to the extent required to qualify for Section 162(m) Relief; and (ii) no such compensation shall be payable in the absence of such disclosure and approval.

         T.          "Performance Period" shall mean the period designated by
                      the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured. The Performance Period shall be established at the time of such Performance Share Award, and shall not be less than three (3) nor more than five (5) years in duration. The duration of Performance Periods may vary.

         U.          "Performance Share Award" shall mean an award of the right, contingent upon attainment of Performance Measures within a Performance Period, to receive a specified number of Performance Shares or, in lieu of all or any portion of such Performance Shares, their Fair Market Value in cash, as more specifically provided in Section 9.

         V.          "Performance Shares" shall mean those shares of Common
                      Stock issuable pursuant to a Performance Share Award.

         W.          "Plan" shall mean the Rouge Steel Company Stock Incentive
                      Plan.

         X.          "Restriction Period" shall mean the period designated by
                      the Committee during which Restricted Stock may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of except as otherwise provided in the Plan, which period shall not be less than three (3) years nor more than five (5) years from the date of grant.


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         Y.          "Restricted Stock" shall mean any shares of Common Stock
                      issued pursuant to the Plan subject to the restriction that they may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of except as otherwise provided in the Plan, prior to termination of a Restriction Period. Restricted
                      Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

         Z.          "Restricted Stock Award" shall mean an award of Restricted
                      Stock pursuant to the Plan.

         AA.         "Retirement" shall mean retirement of an Employee from the employ of Rouge Steel Company as described in the Rouge Steel Company Salaried Employee Retirement Plan.

         BB.         "Rule 16b-3" means Rule 16b-3 of the Securities and
                      Exchange Commission (or any successor regulation) as in effect with respect to the Company at a given time.

         CC.         "Section 162(m) Relief" shall mean such exception as may be available pursuant to Section 162(m) of the Code from the limitation on tax deductibility provided for thereunder.

         DD.         "Stock Appreciation Right" or "SAR" shall mean any
                      Freestanding SAR or Tandem SAR.

         EE.         "Tandem SAR" shall mean a right, granted under this Plan,
                      pursuant to which a holder may elect to surrender an Option, or any portion thereof, which is then exercisable, and receive in exchange therefor shares of Common Stock, cash, or a combination thereof, as the case may be with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock at the time of exercise over the per share Exercise Price specified in such Option, multiplied by the number of shares of Common Stock covered by such Option, or portion thereof, which is so surrendered.

         FF.         "Tax Withholding Date" shall mean the date the withholding tax obligation first arises with respect to an Award.

SECTION 3.           STOCK SUBJECT TO THE PLAN.

         Shares of Common Stock issuable as or pursuant to Awards granted under the Plan must be authorized and issued shares of Common Stock. Subject to adjustment as provided in Section 11, at any given time, the maximum number of shares of Common Stock which


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may be issued as Restricted Stock and made subject to future issuance in settlement of Performance Awards or pursuant to the exercise of Options or SARs hereunder shall be 500,000 shares, reduced by the number of shares of Common Stock reserved for issuance under the Rouge Steel Company Outside Director Equity Plan, except that the following shall also be available hereunder: (i) shares as to which Options granted during the Granting Period have since expired, terminated, or been cancelled for any reason other than exercise of such Options (or of related Tandem SARs); (ii) the excess (if any) of the number of shares subject to Tandem SARs both granted and exercised during the Granting Period over the number of shares issued or to be issued (or withheld or to be withheld for purposes of tax withholding) in connection with the exercise of such SARs; (iii) the excess (if any) of the number of Freestanding SARs both granted and exercises during the Granting Period over the number of shares issued or to be issued (or withheld or to be withheld for tax withholding purposes) in connection with the exercise of such SARs; (iv) the number of shares subject to Performance Share Awards both granted and forfeited during the Granting Period; (v) with respect to Performance Share Awards granted during the Granting Period which have been determined to have been earned, the excess (if any) of the number of shares so determined to have been earned over the number of shares issued or to be issued (or withheld or to be withheld for tax withholding purposes) in settlement of such Performance Share Awards; and (vi) to the extent permitted by Rule 16b-3, shares of Restricted Stock that are forfeited.

         In addition to the foregoing, in no event may the total number of shares covered by outstanding ISOs plus the number of shares issued in settlement of exercised ISOs, whenever granted, exceed 400,000 shares, and in no event may Freestanding SARs exercisable only for cash be granted at any time at which this Section would not permit the grant of Freestanding SARs which could be settled in shares. In no event may any Employee receive Options, SARs, Restricted Stock Awards, Performance Share Awards or any combination of each for more than 50,000 shares of Common Stock over the life of the Plan.

SECTION 4.           ADMINISTRATION.

         The Plan shall be administered by the Committee. In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority to grant Awards under the Plan, to select the employees to receive such Awards, to determine the type, size and terms of the Awards to be made to each Employee selected (which Awards need not be uniform), to determine the time when Awards will be granted (to the extent
Section 162(m) Relief is sought, taking into account the provisions of Section 162(m) of the Code), and to prescribe the form of the Agreements embodying Awards made under the Plan. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and


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rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect.

         All Committee determinations shall, unless otherwise determined by the Board, be final, conclusive and binding on the Company, any Employee, Beneficiary, Legal Representative, and any other interested parties. The Committee may authorize any one or more of their number, or any officer of the Company, to execute and deliver documents on behalf of the Committee.

SECTION 5.           ELIGIBILITY.

         All Employees are eligible for selection by the Committee to receive an Award, except Employees covered by a Collective Bargaining Agreement with the Company which does not provide for coverage under this Plan.

SECTION 6.           STOCK OPTIONS.

         A.          Terms and Conditions.

                     1. Type of Option. Each Option Agreement shall specify whether the pertinent Option is intended as a Nonqualified Stock Option or an Incentive Stock Option.

                     2. Number of Shares Covered. Each Option Agreement shall specify the number of shares of Common Stock subject to the pertinent Option.

                     3.      Exercise Period.

                     a. In General. Each Option Agreement shall specify the period (or periods) during which the pertinent Option (or portions thereof) may be exercised, and shall provide that the Option (or such portion) shall expire at the end of such period (or periods). Except as otherwise provided herein, any Option must be exercised during the period of the Employee's employment with Rouge Steel Company. No Option may be exercised later than ten (10) years from the date it is granted.

                     b. Retirement. In the event of the Retirement of the Optionee, his/her Option shall be exercisable for a period of three (3) years after the date of Retirement (or, in the case of any ISO held by an Optionee who is not Disabled, three (3) months after such date), or during the remainder of the


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                      original term of the Option, whichever is shorter.

                      c. Disability. In the event of the cessation of the Employee's employment by reason of Disability, the Option shall be exercisable for a period of three (3) years after the date of cessation of such employment (or, in the case of any ISO held by an Optionee who is Disabled, one (1) year after such date), or during the remainder of the original term of the Option, whichever period is shorter.

                      d. Termination of Employment. In the event of the cessation of the Optionee's employment for any reason other than Retirement, Disability or death, the Option shall expire on the date of termination of employment from Rouge Steel Company, if not earlier expired in accordance with its terms.

                      e. Death. In the event of the Optionee's death (whether during his or her employment with Rouge Steel Company or during any applicable post-termination exercise period), the Option shall be exercisable by the Beneficiary(ies) of the decedent for a period of one (1) year after the date of the Employee's death (or, in the case of ISOs, for a period of three (3) months after the Employee's death), or, if the decedent's death occurs subsequent to his or her Retirement, Disability or termination of employment for any other reason, during the period the decedent would have been permitted to exercise the Option (had he or she survived), if that period is shorter. Notwithstanding the foregoing, however, in no event may any Option be exercised after its original term.

                      f. Extension or Reduction of Exercise Period. In the circumstances set forth in subsections "b" through "e" of this Section, the Committee may extend or reduce the length of the exercise period, but may not extend any such period beyond the original term of the Option (or, insofar as this paragraphs related to Freestanding SARs pursuant to Section 7, the SAR). Further, with respect to ISOs, as a condition of any such extension, the holder shall be required to deliver to the Company a release which provides that such holder holds the Company and Rouge Steel Company harmless with respect to any adverse tax consequences the holder may suffer by reason of any such extension.


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                     4.      Exercise Price.  The Exercise Price shall be
                     determined by the Committee at the time any Option is granted, and shall be set forth in the Option Agreement.

                     5. Manner of Exercise. The specified number of shares with respect to which an Option is exercised will, subject to applicable tax withholding, be issued following receipt by the Company of (i) written notice of such exercise from the optionee (in such form as the Committee shall have specified in the Option Agreement or otherwise) of an Option delivered to the Corporate Secretary or the Vice President and Treasurer of the Company, and (ii) payment to the Company, as provided herein, of the Exercise Price.

                     6. Payment for Shares. The Exercise Price for the number of shares of Common Stock with respect to which an Option is exercised shall be paid in full when the Option is exercised. Unless otherwise provided in the Option Agreement, the Exercise Price may be paid, in whole or in part, in (i) cash, (ii) whole shares of Common Stock, valued at their then Fair Market Value, (iii) if permitted in the sole discretion of the Committee (taking into account, without limitation, Section 16 of the Exchange
                     Act), through the withholding of shares issuable upon exercise of the Option valued at their then Fair Market Value, or (iv) by a combination of such methods of payment. The Company may enter into any arrangement permitted under applicable laws to facilitate the "cashless" exercise of any Option.

         B.          Effect of Exercise of Option on Tandem SAR.

         Upon the exercise of an Option with respect to which a Tandem SAR has been granted, the number of shares of Common Stock with respect to which the SAR shall be exercisable shall be reduced by the number of shares with respect to which the Option has been exercised.

SECTION 7.           STOCK APPRECIATION RIGHTS.

         A.          Terms and Conditions.

                     1. Type of SAR. Each SAR Agreement shall specify whether it relates to a Tandem SAR or to Freestanding SARs.

                     2. Number of Optioned Shares or Freestanding SARs. In the case of any Tandem SAR, the SAR Agreement shall specify the Option and the number of shares of Common Stock subject thereto to which the SAR


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                     relates.  Any SAR Agreement relating to Freestanding SARs
                     shall specify the number of such SARs to which it relates.

                     3. Exercise Period. Each SAR Agreement shall specify the period during which the pertinent SAR(s) may be exercised and shall provide that the SAR(s) shall expire at the end of each period (or periods). For a Freestanding SAR, such expiration date shall be no later than ten (10) years from the date of grant thereof. For Tandem SARs, such expiration date(s) shall be no later than the date(s) of expiration of the related Option and a Tandem SAR shall be exercisable during its term only when and to the extent the related Option is exercisable. A Freestanding SAR shall be exercisable only during the period of the grantee's employment with Rouge Steel Company and for such post-termination exercise period as would apply under the provisions of Section 6(A)(3)(b)-(f) had the Freestanding SAR Award to the grantee instead been an Award of NQSOs.

                     4. Manner of Exercise. A SAR granted under the Plan shall be exercised by the holder by delivery to the Corporate Secretary or the Vice President and Treasurer of the Company of written notice of exercise in such form as the Company shall have specified in the SAR Agreement or otherwise.

                     5. Payment to Holder. If the form of consideration to be received upon exercise of the SAR is not specified in the Agreement governing the SAR, upon the exercise thereof, the holder may request the form of consideration he or she wishes to receive in satisfaction of such SAR, which may be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; provided, however, that the Committee, in its sole discretion (taking into account, without limitation, Section 16 of the Exchange
                     Act), may consent to or disapprove any request of the Employee to receive cash in full or partial settlement of such SAR. Payment shall be subject to applicable tax withholding.

         B.          Effect of Exercise of Tandem SAR on Related Option.

         Upon the exercise of a Tandem SAR, the number of shares covered by the related Option shall be reduced by the number of shares of Common Stock with respect to which such SAR is exercised.


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SECTION 8.           RESTRICTED STOCK AWARDS.

         A.          Terms and Conditions.

         The general terms and conditions of any Restricted Stock Award shall be set forth in the applicable Agreement. Such Agreement shall specify the number of shares of Common Stock subject to the Award, and the applicable Restriction Period or Periods. Any such Agreement may (or, to the extent
Section 162(m) Relief is sought, shall) provide for forfeiture of shares covered thereby if specified Performance Measures are not attained during a Restriction Period and/or for termination of any Restriction Period upon attainment of Performance Measures, but in no event may any such Agreement permit termination of any Restriction Period earlier than three (3) years after the date of grant of the pertinent Award.

         B.          Certificates Evidencing Ownership of Restricted Stock.

         During the Restriction Period, a certificate representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement.

         Such certificate, the Restricted Stock certificate, shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock evidenced by the Restricted Stock certificate in the event it is forfeited. Upon the termination of an applicable Restriction Period, and subject to remittance of applicable withholding tax, a certificate or certificates evidencing ownership of the number of shares of Common Stock theretofore evidenced by the Restricted Stock certificate, free of restrictive legend (other than any relating to a right of first refusal of the Company or required by any applicable securities laws), shall be issued to the Employee, his or her Beneficiary(ies), or Legal Representative, promptly after the expiration of the Restriction period.

         C.          Rights With Respect to Shares During Restriction Period.

         Subject to the terms and conditions of the Agreement governing a particular Restricted Stock Award, the Employee, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder, including, but not limited to, voting rights, the right to receive cash or stock dividends thereon, and the right to participate in any capital adjustment of the Company. The Committee may, at the time of grant and otherwise in its sole discretion, provide for the deferral of the


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payment of cash dividends otherwise payable until the expiration of the applicable Restriction Period. Any distributions with respect to shares of Restricted Stock other than in the form of cash shall be held by the Company, and shall be subject to the same restrictions as the shares with respect to which such distributions were made.

         D.          Reduction of Length of Restriction Period.

         The Committee may, at any time, reduce the length of the Restriction Period with respect to any shares comprising a Restricted Stock Award; provided, however, that subject to the provisions of Section 13(J) hereof, in no event shall such Restriction Period be less than three (3) years from the date of grant of the Restricted Stock Award.

         E. Effect of Termination of Employment by Recipient During Restriction Period.

         In the event the employment with Rouge Steel Company of a recipient of a Restricted Stock Award shall terminate during the Restriction Period by reason of death or Disability, the restrictions with respect to the shares comprising such Award shall lapse, unless otherwise determined by the Committee.

         In the event the employment with Rouge Steel Company of a recipient of a Restricted Stock Award shall terminate during the Restriction Period by reason of the recipient's Retirement, or for any other reason other than death or Disability, the shares comprising the Award shall be forfeited by such Employee, unless otherwise determined by the Committee.

SECTION 9.           PERFORMANCE SHARE AWARDS.

         A.          Terms and Conditions.

         The general terms and conditions of any Performance Share Award shall be set forth in the applicable Agreement. Such Agreement shall specify the number of Performance Shares subject to the Award, the Performance Period(s) and the Performance Measures applicable to the Award.

         B. Following the end of a Performance Period applicable to a granted Award, the Committee will determine the extent (if any) to which Performance Measures established for the Award were attained and, accordingly, the consideration (if any) to which the holder of the Award becomes entitled. The Committee may, in its sole discretion, determine that such holder will be entitled to less than the maximum permitted consideration pursuant to such Award; provided, that the Committee has reserved unto itself this flexibility at the time of grant. The Committee shall, where required for Section 162(m) Relief and Section 162(m) Relief is sought, certify in writing, prior to payment of the consideration, that the Performance Measures were in fact satisfied.

         C.          Payment.

         The Committee shall determine, in its sole discretion (taking into account, without limitation, Section 16 of the Exchange Act), the manner of payment upon attainment of Performance Measures during a Performance Period, which may include (i) cash equal to the Fair Market Value (as of the end of the Performance Period) of the Performance Shares, (ii) delivery of the Performance Shares subject to the Performance Share Award, without restrictions, or subject to any restrictions the Committee may impose, or (iii) a combination of cash and Performance Shares. Payment to the recipient shall be subject to any applicable withholding tax.

         If, following the completion of a Performance Period, it is the determination of the Committee that Performance Shares be delivered to the Employee in the form of shares of Restricted Stock, the recipient must execute a Restricted Stock Agreement as a condition of the issuance of such shares in his or her name.

         D.          Effect of Termination of Employment During Performance
Period.

         An Employee must be employed by Rouge Steel Company at the end of a Performance Period to be entitled to settlement of the Performance Share Award for such Period; provided, however, that in the event of an Employee's termination of employment before the end of such Period, the Committee may, in its sole discretion, limit any forfeiture in any manner it deems appropriate, to the extent that, in its sole discretion, it determines doing so would be equitable or in the best interests of the Company.

SECTION 10.          WITHHOLDING TAXES.

         The Company will, if required by applicable law, cause to be withheld Federal, state and/or local taxes in connection with the exercise, vesting or settlement of an Award. Unless otherwise provided in the applicable Agreement, each Employee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment; (ii) by delivery to the Company or Rouge Steel Company a number of shares of Common Stock having a Fair Market Value, as of the Tax Withholding Date, sufficient to satisfy the amount of the withholding tax obligation arising from an exercise, vesting or settlement of an Award; (iii) if permitted in the sole discretion of the Committee (taking into account, without limitation, Section 16 of the Exchange Act), by authorizing the withholding from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award, a number of shares having a Fair Market Value, as of the Tax Withholding Date, which will satisfy the amount of the withholding tax obligation; or (iv) by a combination of such methods of payment. If the amount requested is not paid, the Company may refuse to satisfy the Award.

SECTION 11.          ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         In the event of any change in the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, spin-away, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3, and the number or kind of shares subject to any outstanding Award, shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustment of any Award or shares issuable pursuant thereto, or in any Performance Measures related to any Award, so that the proportionate interest of the Employee shall be maintained as before the occurrence of such event. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

SECTION 12.          AMENDMENT AND TERMINATION.

         Subject to the following sentences of this Section 12, the Board or the Compensation Committee may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable; provided, that the Board or the Compensation Committee may not make any amendment in the Plan that would, if such amendment were not approved by the shareholders, cause the Plan to fail to comply with (A) Section 16 of the Exchange Act (or Rule 16b-3), (B) any other requirement of applicable law or regulation, or (C) the requirements for
Section 162(m) Relief to the extent Section 162(m) Relief is sought, unless and until the approval of the shareholders is obtained. Under no circumstances, without shareholder approval, may the Plan be amended or modified to permit the exercise of an Option at less than the Exercise Price. The termination or any modification or amendment of the Plan shall not, without the consent of the Employee, adversely affect his or her rights under an Award previously granted, unless required by applicable law.

SECTION 13.          MISCELLANEOUS PROVISIONS.

         A. No Employee or other person shall have any claim or right to be granted an Award under the Plan.

         B. Effective on and after March 6, 1997, and except for ISOs and related Tandem SARs which shall not be transferrable other than by will or the laws of descent and distribution, (i) an Employee's Options or SARs may be transferred, in whole or in part, either directly or by operation of law or otherwise only to immediate family members of the Employee sharing the same household, a trust established for the benefit of the Employee or immediate family members of the Employee sharing the same household, or partnership in which the Employee and immediate family members sharing the same household are the only partners, and in any event only to the extent such transfer effects only a change in the form of beneficial ownership without changing an Employee's pecuniary interest in such Options or SARs under the Plan and is not the exercise (except in accordance with the terms of the Plan) or conversion of a derivative security, or deposit or withdrawal from a voting trust to the extent exempt pursuant to Rule 16a-13 of the Securities and Exchange Commission, as then in effect, or (ii) an Employee's rights and interests under the Plan or with respect to any Option, SAR or Performance Share Award may be transferred pursuant to a domestic relations order to the extent exempt pursuant to Rule 16a-12 of the Securities and Exchange Commission, as then in effect; provided further, however, an Employee's rights and interests under the Plan or with respect to Options, SARs, or Performance Share Awards shall not otherwise be assigned or transferred in whole or in part, either directly or by operation of law, or otherwise except in the event of Employee's death, by will or the laws of descent and distribution (including, without limitation, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner). An Option or SAR (and any right to satisfy tax withholding obligations, or to pay any portion of an Exercise Price, through withholding of shares otherwise issuable pursuant to the exercise or vesting of an Award) shall be exercisable, during an Employee's lifetime, only by such Employee, his or her Beneficiary or his or her Legal Representative. Grant of any Option, SAR or Performance Share Award shall not confer upon the grantee any rights of a shareholder with respect to any shares subject to such Award.

         C. The Plan, the grant, exercise, vesting and/or settlement of Awards thereunder, and the obligations of the Company to satisfy Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, and the Committee may impose any additional restrictions with respect to Awards in order to comply with any legal requirements applicable to Awards or to qualify for any exemption it may deem appropriate.

         D.          The expenses of the Plan shall be borne by the Company.

         E. By accepting an Award under the Plan, each Employee and each Legal Representative or Beneficiary shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

         F. Nothing in the Plan, or in any Agreement entered into pursuant to the Plan, shall confer on an Employee any right to continue in the employ of the Company or Rouge Steel Company, or in any way affect the Company's or Rouge Steel Company's right to terminate the Employee's employment without prior notice at any time for any reason or for no reason.

         G. Participation in the Plan shall not affect an Employee's eligibility to participate in any other benefit or incentive plan of the Company or Rouge Steel Company. Awards under the Plan are not considered earnings for purposes of the Rouge Steel Company Savings Plan for Salaried Employees, the Rouge Steel Company Salaried Employee Retirement Plan, Rouge Steel Company insurance or other employee benefit programs.

         H. With respect to shares acquired upon the exercise of Options or Stock Appreciation Rights and with respect to shares acquired by an individual under a Restricted Stock Award, Performance Share Award, or otherwise under the Plan, the Company may reserve a "right of first refusal" to purchase any such shares at Fair Market Value from the holder thereof. If such right is reserved, the holder, prior to any disposition of such shares of Common Stock, shall be required to first notify the Corporate Secretary or Vice President and Treasurer of the Company or such other officer as may be designated by the Committee, in writing in such form as the Committee may prescribe, of his or her intention to dispose of any such shares, and the Company will advise the holder within five (5) days whether it intends to purchase such shares, for this purpose. Fair Market Value shall be determined as of the date next preceding the date that the Company notifies the holder of its intention to purchase such shares. The Committee will designate an officer to decide whether to accept or reject such right of first refusal. If the Company does not exercise its right to purchase the shares within such period, the holder may freely dispose of the shares following expiration of such period.

         I. A breach by the Employee, his or her Beneficiary(ies), or Legal Representative, of any restrictions, terms or conditions provided in the Plan, the Agreement, or otherwise established by the Committee with respect to any Award will, unless waived in whole or in part by the Committee, cause a forfeiture of such Award.

         J. Except to the extent preempted by Federal law, the provisions of this Plan shall be interpreted and construed in accordance with the internal laws of the State of Michigan.

         K. It is the intention that the Plan at all times fully satisfy the provisions and conditions of Rule 16b-3 applicable to a Plan of this type. Accordingly, anything herein to the contrary notwithstanding, to the extent that Rule 16b-3 at any given time would require that decisions concerning the selection of Employees who are or become subject to reporting requirements of Section 16 of the Exchange Act ("Section 16 Reporting Persons") to be granted Awards hereunder, the timing, amounts, and other terms of such Awards, and the form of settlement of any such Awards be made only by the Committee, all such decisions by the Committee shall be final and conclusive and not subject to reversal or modification by the Board. Moreover, irrespective of any rights or discretionary power which a Section 16 Reporting Person holding a pertinent Award otherwise would possess hereunder or under the Agreement evidencing such Award concerning the timing of exercise of a SAR, the manner of paying the Exercise Price for an exercised Option, a request or election concerning the form of settlement of a SAR, or the manner of satisfying tax withholding objections arising with respect to any Award, the Section 16 Reporting Person shall be entitled to exercise such rights and discretion only at such times and manner and under such other conditions as at the time are contemplated by the applicable provisions of Rule 16b-3 and any attempt otherwise to exercise such rights or discretion shall be void and of no effect.


Date: July 23, 1997             ROUGE INDUSTRIES, INC.


                                By: /s/ William E. Hornberger
                                   ---------------------------------------
                                       William E. Hornberger
                                Its:     Vice President, Employee
                                         Relations and Public Affairs